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                                GMACM HOME EQUITY LOAN TRUST 2003-HE2
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[OBJECT OMITTED]




[GRAPHIC OMITTED]                                       BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                       (212) 272-2000;  (212) 272-7294 fax

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 GMACM HOME EQUITY LOAN TRUST 2003-HE2: COMPUTATIONAL MATERIALS - MARCH 12, 2003
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STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,  PRICING ESTIMATES,  AND OTHER
INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


_______________________________________________________________________________
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                          $[634,646,000] (APPROXIMATE)


ISSUER:                             GMACM Home Equity Loan Trust 2003-HE2.

OFFERED SECURITIES:                 GMACM  Home  Equity   Loan-Backed   Term   Notes,   Series
                                    2003-HE2.

DEPOSITOR:                          Residential Asset Mortgage Products, Inc.

SELLER AND SERVICER:                GMAC  Mortgage  Corporation   ("GMACM"),   a  Pennsylvania
                                    corporation,  originated  or acquired most of the mortgage
                                    loans.   The   remainder  of  the   mortgage   loans  were
                                    originated  or  acquired by GMAC Bank,  a federal  savings bank  and  an  affiliate  of  GMACM.  GMACM  will  be  the seller of some of the initial  mortgage  loans and some of the  subsequent  mortgage  loans.  The  remainder  of  the
                                    initial   mortgage   loans  and  some  of  the  subsequent
                                    mortgage  loans will be sold to the  depositor  by a trust established  by an  affiliate  of  GMACM,  which  in  turn acquired  the mortgage  loans from GMACM.  GMACM will also be  the  servicer  of the  mortgage  loans.  The  Servicer will be obligated to service the mortgage  loans  pursuant to the  servicing  agreement to be dated as of the closing date,  among the  servicer,  the issuer and the  indenture trustee.

INDENTURE TRUSTEE:                  Wells  Fargo  Bank   Minnesota,   N.A.   (the   "Indenture
                                    Trustee").

OWNER TRUSTEE:                      Wilmington Trust Company.

CREDIT ENHANCER:                    Financial  Guaranty  Insurance  Company  ("FGIC",  or  the
                                    "Credit Enhancer").

LEAD UNDERWRITER:                   Bear,  Stearns  & Co.  Inc.  (sole  underwriter  for Class
                                    A-IO)

CO-UNDERWRITERS:                    GMAC  Commercial  Holding  Capital  Markets Corp.,  Lehman
                                    Brothers and RBS Greenwich Capital.

CUT-OFF DATE:                       March 1, 2003.

CLOSING DATE:                       March [26], 2003.

THE                                 NOTES:  Approximately   $[634,646,000]  Home
                                    Equity   Loan-Backed   Term  Notes,   Series
                                    2003-HE2,  are being offered (the  "Notes").
                                    The  notes  will be  issued  pursuant  to an
                                    indenture  to be  dated  as of  March  [26],
                                    2003,  between the Issuer and the  Indenture
                                    Trustee.



CHARACTERISTICS OF THE NOTES (A),(B),(C),(D)

-------------------- --------------- ----------- -------- --------- -------- -------- ---------------
                                                 AVG LIFE PRINCIPAL PRINCIPALFINAL
OFFERED                INITIAL NOTE               TO CALL  LOCKOUT   WINDOW    SCH.       RATINGS
SECURITIES                  BALANCE     COUPON    (YEARS)  (MONTHS) (MONTHS) MATURITY  (MOODY'S/S&P)
                                                                             DATE
                                                                              (G)(H)
-------------------- --------------- ----------- -------- --------- -------- -------- ---------------
-------------------- --------------- ----------- -------- --------- -------- -------- ---------------
Class A-1 notes      $[366,447,000]    Floating   [1.00]     None     [24]   [12/25/15]  Aaa / AAA
                                        (e)(f)
Class A-2 notes      $[161,627,000]   Fixed (e)   [3.00]     [23]     [32]   [6/25/25]   Aaa / AAA
Class A-3 notes       $[20,875,000]   Fixed (e)   [5.00]     [54]     [12]   [10/25/26]  Aaa / AAA
Class A-4 notes       $[22,233,000]  Fixed (c)(e) [5.50]     [65]      [1]   [4/25/33]   Aaa / AAA
Class A-5 notes       $[63,464,000]  Fixed (c)(e) [5.00]     [36]     [30]   [4/25/33]   Aaa / AAA
Class A-IO notes      $[84,000,000]   Fixed (j)     n/a      n/a       n/a   [9/25/05]   Aaa / AAA
                                (i)
-------------------- --------------- ----------- -------- --------- -------- -------- ---------------
-------------------- --------------- ----------- -------- --------- -------- -------- ---------------
TOTAL NOTES          $[634,646,000]
-------------------- --------------- ----------- -------- --------- -------- -------- ---------------

(a)     Subject to a 5% variance. (b) 100% P&I guarantee by FGIC.
(c) The notes are priced to 10% clean-up call. The coupon on the [Class A-4 notes and Class A-5] notes will increase by 0.50% per annum if the 10% clean-up call is not exercised.
(d) Prepayment Assumption is a ramp of 12% to 35% CPR for months 1-12; 35% CPR for months 13-24; 35% to 30% CPR for months 25-36; and 30% CPR for months 37 and greater. The Pricing Speed will be 100% of that ramp.
(e) The note rates for the [Class A-1 notes through Class A-5 notes] are subject to a cap equal to the weighted average of the net loan rates on the mortgage loans, adjusted for the interest payable on the Class A-IO notes.
(f) For the Class A-1 notes, the lesser of (i) One-Month LIBOR plus the applicable margin, (ii) the net wac cap described in Note (e) above and
        (iii) [12.00]% per annum, based on an actual/360 day count.
(g) For the Class A-1 notes, Class A-2 notes and Class A-3 notes, it was assumed that no losses, delinquencies or prepayments occur on the mortgage loans and that the required overcollateralization amount is $0. For the Class A-4 notes and Class A-5 notes, it was assumed that the final scheduled maturity date would be the payment date in the sixth month following the maturity date of the mortgage loan with the latest maturity date. For the Class A-IO notes, the final scheduled maturity refers to the final payment of interest, as this class is not entitled to principal.
(h) Due to losses and prepayments on the mortgage loans, the actual final payment date on each class of notes may occur substantially earlier or, except for the Class A-4 notes, Class A-5 notes and Class A-IO notes, later than the dates listed above.
(i) Notional balance: as described in the definition of Notional Amount set forth below. (j) [7.00]% per annum, payable monthly, until the 30th payment date; thereafter 0.00% per annum.

OFFERING: The notes will be issued publicly from the Depositor's shelf registration.

FORM OF REGISTRATION: Book-entry form, same day funds through DTC and Euroclear.

THE TRUST: The depositor will establish the GMACM Home Equity Loan Trust 2003-HE2, a Delaware business trust, to issue the notes. The assets of the trust will include the mortgage loans and related assets. In addition to the mortgage loans conveyed to the trust on the closing date, the property of the trust will include cash on deposit in certain accounts, including the pre-funding account and other collections on the mortgage loans. The trust will also include a financial guarantee insurance policy provided by the Credit Enhancer, which will guarantee certain payments on the notes.

     Payments of interest and principal on the notes will be made from payments received in connection with the mortgage loans and the financial guarantee insurance policy to the extent described herein.


THE MORTGAGE LOAN POOL: Unless we indicate otherwise, the statistical information we present in these computational materials is approximate and reflects the initial pool of mortgage loans as of the cut-off date. The initial pool of mortgage loans will consist of closed-end, fixed rate, home equity loans expected to have an aggregate outstanding principal balance as of the cut-off date of $[475,985,178.50].

     Approximately [84.50]% of the initial mortgage loans (by aggregate principal balance as of the cut-off date) are secured by second mortgages or deeds of trust and the remainder are secured by first mortgages or deeds of trust. The initial mortgage loans provide for substantially equal payments in an amount sufficient to amortize the principal balance of the mortgage loans over their terms, except for some of the initial mortgage loans which have balloon amounts due at maturity.

PRE-FUNDING FEATURE: On the closing date, approximately $[158,660,821.50] will be deposited into an account designated the "pre-funding account". This amount will be funded from the proceeds of the sale of the notes. During the pre-funding period, funds on deposit in the pre-funding account will be used by the issuer to buy mortgage loans from the sellers from time to time.

     The pre-funding period will be the period from the closing date to the earliest of (i) the date on which the amount on deposit in the pre-funding account is less than $50,000, (ii) June [24], 2003 and (iii) the occurrence of a servicer default under the servicing agreement.

     The mortgage loans sold to the trust after the closing date will conform to certain specified characteristics.

     Amounts on deposit in the pre-funding account will be invested in permitted investments as specified in the Indenture. Any amounts remaining in the pre-funding account at the end of the pre-funding period will be used to make principal payments on the notes other than the Class A-IO notes.

CAPITALIZED INTEREST ACCOUNT: On the closing date, if required by the enhancer, part of the proceeds of the sale of the notes will be deposited into an account designated the "capitalized interest account," which will be held by the indenture trustee. Amounts on deposit in the capitalized interest account will be withdrawn on each payment date during the pre-funding period to cover any shortfall in interest payments on the notes due to the pre-funding feature during the pre-funding period. Any amounts remaining in the capitalized interest account at the end of the pre-funding period will be paid to GMACM. PREPAYMENT PRICING SPEED ASSUMPTION: The base case prepayment assumption is set forth in the table below. This transaction will price at 100% of the base case prepayment assumption.

                Prepayment Speed (CPR)              Months
                ---------------------------------------------------
                12% to 35% ramp                     1 to 12
                35%                                 13 to 24
                35% to 30% ramp                     25 to 36
                30%                                 37 and greater

PAYMENT DATE: The 25th day of each month, or, if that day is not a business day, the next business day, beginning on April 25, 2003.

PAYMENT DELAY: With respect to the Class A-2, Class A- 3, Class A- 4, Class A-5 and Class A-IO notes, 24 days. With respect to the Class A-1 notes, 0 days.

NOTE RATE:  The Class  A-1 note  rate will be equal to the least of (a)  1-month
     LIBOR + [ ]% per annum, (b) the Net WAC Cap Rate and (c) [12.00]% per annum.

     Interest will accrue on the Class A-1 notes from and including the preceding payment date (or from the closing date in the case of the first payment date) to and including the day prior to the then current payment date at their respective note rate based on the actual number of days elapsed during the accrual period and an assumed year of 360 days.

     Interest will accrue on the Class A-2, Class A-3, Class A-4, Class A-5 and Class A-IO notes at a fixed rate during the month prior to the month of the related payment date (or from the cut-off date to the end of such month in the case of the first payment date) based on an assumed year of 360 days, consisting of 12 30-day months.

     The Note Rates for the [Class A-1 through Class A-5 notes] are subject to the Net WAC Cap Rate.

NET MORTGAGE RATE: With respect to any mortgage loan, the per annum mortgage rate thereon minus (i) the per annum rates at which the servicing fee is paid and (ii) the rate at which the premium for the certificate guaranty insurance policy is paid; provided, that for purposes of this calculation, the rate at which the premium for the certificate guaranty insurance policy is paid shall be multiplied by a fraction equal to (x) the principal balance of the notes over (y) the aggregate principal balance of the mortgage loans.


NET WAC CAP RATE: The Net WAC Cap Rate, with respect to any payment date, will be equal to the weighted average of the Net Mortgage Rate in effect for such payment date, adjusted for the interest payable on the Class A-IO notes. The Net WAC Cap Rate for the Class A-1 notes will be further adjusted to reflect an actual/360-day basis interest accrual.

PAYMENTS ON THE NOTES: On each monthly payment date, the indenture trustee will make distributions to noteholders. The amounts available for distribution will include:

o collections of monthly payments of principal and interest on the mortgage loans, including prepayments and other unscheduled collections plus o amounts from any draws on the policy, minus o fees and expenses of the trust.

     Payments  to   noteholders   will  be  made  from  amounts   available  for
     distribution in the following order:

o To pay to the credit enhancer the accrued and unpaid premium for the policy and any previously unpaid premiums, with interest thereon;

o       To pay accrued and unpaid interest due on the notes, pro rata;

o To pay principal on the notes, other than the Class A-IO notes, in an amount equal to the principal collection distribution amount for such payment date;

o To pay principal on the notes, other than the Class A-IO notes, in an amount equal to the liquidation loss distribution amounts for such payment date, together with any liquidation loss distribution amounts remaining undistributed from any preceding payment date;

o To reimburse the credit enhancer for unreimbursed draws on the policy, with interest thereon;

o To the extent of remaining available funds, to pay as additional principal on the notes, other than the Class A-IO notes, [on and after the payment date in October 2003,] any amount necessary to increase the amount of overcollateralization to the required overcollateralization level;

o To pay the credit enhancer any other amounts owed to it pursuant to the insurance agreement, with interest thereon;

o To pay any amount of interest shortfalls arising on such payment date due to the weighted average net loan rate cap on the note rate for any class limited by such cap;

o To pay any amount of interest shortfalls due to the weighted average net loan rate cap on the note rate for any class previously unpaid, with interest thereon;

o To pay the indenture trustee any unpaid expenses and other reimbursable amounts owed to the indenture trustee; and

o       To pay any remaining amount to the certificates.

PRINCIPAL PAYMENTS: Payments of principal are allocated first to the Class A-5 notes in the amount of the Class A-5 Lockout Distribution Amount and then to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 notes sequentially in such order until the outstanding principal balance of each such Class has been reduced to zero.

NOTIONAL AMOUNT: With respect to the Class A-IO Certificates immediately prior to any payment date, the lesser of: (a) the then outstanding pool balance and (b) the applicable amount set forth below:

               Payment Date                        Notional Amount
               ---------------------------------------------------
               April 2003 through September 2003   $84,000,000
               October 2003 through March 2004     $76,000,000
               April 2004 through September 2004   $68,000,000
               October 2004 through March 2005     $56,000,000
               April 2005 through September 2005   $48,000,000

CLASSA-5 LOCKOUT DISTRIBUTION AMOUNT: For any monthly payment date, the product of (x) the Class A-5 Lockout Percentage for that monthly payment date and
     (y) the Class A-5 Pro Rata Distribution Amount for that monthly payment date.

CLASSA-5 LOCKOUT PERCENTAGE: For each monthly payment date, the applicable percentage set forth below:

         Payment Date                        Lockout Percentage
         ------------------------------------------------------
         April 2003 through March 2006                 0%
         April 2006 through March 2008                 45%
         April 2008 through March 2009                 80%
         April 2009 through March 2010                 100%
         April 2010 and thereafter             300%

CLASSA-5 PRO RATA DISTRIBUTION AMOUNT: For any monthly payment date, an amount equal to the product of (x) a fraction, the numerator of which is the principal balance of the Class A-5 notes immediately prior to that monthly payment date and the denominator of which is the aggregate principal balance of the notes (not including the notional balance of the Class A-IO notes) immediately prior to that monthly payment date and (y) the principal distribution amount for that monthly payment date.

CREDIT ENHANCEMENT: The credit enhancement provided for the benefit of the noteholders will consist of:

        o    excess  interest;
        o  overcollateralization;  and
        o the financial  guaranty
                insurance policy.

Excess Interest. The weighted average mortgage loan rate is generally expected to be higher than the sum of (a) the servicing fee, (b) the weighted average note rate and (c) the credit enhancer premium. On each payment date, excess interest generated during the related collection period will be available to cover losses and build overcollateralization on such payment date.

Overcollateralization:  After the sixth monthly  payment date,  excess  interest will be applied, to the extent available, to make accelerated payments of principal to the securities then entitled to receive payments of principal. Such application will cause the aggregate principal balance of the notes to amortize more rapidly than the mortgage loans, resulting in
     overcollateralization.   Prior  to  the  Stepdown   Date,   the   "Required
     Overcollateralization Amount" will be equal to at least [1.25]% of the original Pool Balance (including amounts in the pre-funding account as of the closing date). On and after the Stepdown Date, the "Required
     Overcollateralization Amount" will be equal to the product of a formula specified in the Indenture which generally will depend upon the performance of the mortgage loans.

Note Insurance Policy: The credit enhancer will unconditionally and irrevocably guarantee: (a) the timely payment of interest, (b) the amount of any losses not covered by excess interest or overcollateralization, and (c) the payment of principal due on the notes on the applicable final scheduled maturity date. The insurance policy is not cancelable for any reason.

STEPDOWN  DATE:   The  Stepdown  Date  is  the  payment  date  (subject  to  the satisfaction of certain loss criteria) occurring on the later of:

     (1)  the Payment Date in October 2005 (i.e. on the 31st Payment Date);  and
          (2) the first Payment Date on which the current Pool Balance has been reduced to an amount equal to 50% of the original Pool Balance (including amounts in the pre-funding account as of the closing date).

SERVICING FEE: The primary compensation to be paid to the Servicer in respect of its servicing activities will be [0.50]% per annum, payable monthly.

ADVANCING: There is generally no required advancing of delinquent principal or interest by the Servicer, the Trustees, the credit enhancer or any other entity provided, however, that the Servicer may advance interest at their discretion.

OPTIONAL REDEMPTION: A principal payment may be made to redeem the notes upon the exercise by the servicer of its option to purchase the mortgage loans in the Trust after the aggregate principal balance of the mortgage loans is reduced to an amount less than 10% of the initial aggregate principal balance of the mortgage loans plus the initial amount deposited in the pre-funding account. The purchase price payable by the servicer for the mortgage loans will be the sum of:

     o the aggregate outstanding principal balance of the mortgage loans, and the fair market value of real estate acquired by foreclosure, plus accrued and unpaid interest thereon at the weighted average of the net loan rates of the mortgage loans through the day preceding the payment date of this purchase; and

     o    all amounts due and owing the enhancer.

TAX STATUS: The notes will represent ownership of regular interests in a real estate mortgage investment conduit and will be treated as representing ownership of debt for federal income tax purposes. For federal income tax purposes, each class of Class R certificates will be the sole residual interest in a real estate mortgage investment conduit.

ERISAELIGIBILITY: The notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEATREATMENT: The notes will not constitute "mortgage related securities" for purposes of SMMEA.

RISK FACTORS: The Prospectus Supplement includes certain risk factors that should be considered in connection with the purchase of the notes.

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
     ---------------------------------------------------------------------------
                               COLLATERAL SUMMARY
                             INITIAL MORTGAGE LOANS
                            (AS OF THE CUT-OFF DATE)

                                                INITIAL MORTGAGE LOANS

            CUT-OFF DATE                        3/1/03

            TOTAL OUTSTANDING BALANCE:          $475,985,178.50

            NUMBER OF LOANS:                    13,404

            AVERAGE REMAINING BALANCE:          $35,510.68 (range: $2,263.13 -
                                                $309,848.07)

            WA MORTGAGE LOAN RATE:              7.807% (range: 4.500% - 13.250%)

            ORIGINAL WEIGHTED AVERAGE TERM:     203 months

            REMAINING WEIGHTED AVERAGE TERM:    201 months

            LIEN POSITION:                      84.50% second, 15.50% first.

            WA CLTV RATIO:                      74.86% (range: 3.57% - 100.00%)

            WA FICO SCORE:                      702

            WA DTI RATIO:                       37.55%

            WA JUNIOR RATIO:                    24.13%

            DOCUMENTATION (>1%):                96.45% standard,
                                                2.06% family first direct,
                                                0.34% super express,
                                                0.31% select,
                                                0.27% GM expanded family,
                                                0.24% no documentation,
                                                0.15% no income verification,
                                                0.13% streamlined,
                                                0.06% express.

            LOAN PURPOSE:                       53.08% debt consolidation,
                                                28.95% cash out,
                                                5.96% rate and term refinance,
                                                5.74% purchase,
                                                4.20% home improvement,
                                                2.07% other.

            PROPERTY TYPE:                      83.85% single family,
                                                8.30% planned unit  development,
                                                6.10% condominium,  1.16% two to
                                                four family,  0.59% manufactured
                                                housing.

            OWNER OCCUPANCY:                99.44% owner occupied, 0.56% second
                                                home.

            GEOGRAPHIC DISTRIBUTION (STATES CA (35.32%), NY (6.18%), FL (6.17%), TX >= 5.00%) (5.26%).

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT


INITIAL MORTGAGE LOANS CHARACTERISTICS


Set forth below is a description of certain characteristics of the initial aggregate HELs as of the cut-off date. Unless otherwise specified, all principal balances of the initial aggregate HELs are as of the cut-off date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the cut-off date (except as indicated otherwise).



                                  PROPERTY TYPE

                                                                                   PERCENTAGE OF
                                                 NUMBER OF                      INITIAL MORTGAGE
                                                   INITIAL       CUT-OFF DATE   LOANS BY CUT-OFF
PROPERTY TYPE                               MORTGAGE LOANS            BALANCE       DATE BALANCE

Single Family                                       11,200    $399,118,223.04             83.85%

Planned Unit Development                             1,064      39,524,100.98               8.30

Condominium                                            898      29,041,697.58               6.10

Two to Four Family                                     146       5,510,040.30               1.16

Manufactured Housing                                   96        2,791,116.60               0.59
                                                       ---       ------------               ----
                              TOTAL                 13,404    $475,985,178.50            100.00%

---------------------------------------------------------------------------------------------




                               PRINCIPAL BALANCES

                                                                                    PERCENTAGE OF
                                                   NUMBER OF                     INITIAL MORTGAGE
                                                     INITIAL     CUT-OFF DATE    LOANS BY CUT-OFF
RANGE OF PRINCIPAL BALANCES                   MORTGAGE LOANS          BALANCE        DATE BALANCE
          $0.01   to    $25,000.00
                                                       5,328  $102,504,780.91              21.54%
     $25,000.01   to    $50,000.00
                                                       5,982   220,546,436.42               46.33
     $50,000.01   to    $75,000.00
                                                       1,452    89,149,637.69               18.73
     $75,000.01   to    $100,000.00
                                                         499    43,720,674.27                9.19
    $100,000.01   to    $125,000.00
                                                          57     6,377,898.88                1.34
    $125,000.01   to    $150,000.00
                                                          61     8,495,877.35                1.78
    $150,000.01   to    $175,000.00
                                                           7     1,156,007.44                0.24
    $175,000.01   to    $200,000.00
                                                          10     1,915,009.01                0.40
    $200,000.01   to    $225,000.00
                                                           2       444,445.19                0.09
    $225,000.01   to    $250,000.00
                                                           2       496,699.63                0.10
    $250,000.01   to    $275,000.00
                                                           1       270,000.00                0.06
    $275,000.01   to    $300,000.00
                                                           2       597,863.64                0.13
    $300,000.01   to    $400,000.00                       1        309,848.07                0.07
                                                          --       ----------                ----
                              TOTAL                   13,404  $475,985,178.50             100.00%

The average  principal  balance of the initial  aggregate HELs as of the cut-off date is approximately $35,510.68.
---------------------------------------------------------------------------------------------


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------



                          COMBINED LOAN-TO-VALUE RATIOS

                                                                                    PERCENTAGE OF
                                                  NUMBER OF                      INITIAL MORTGAGE
              RANGE OF COMBINED       INITIAL      MORTGAGE      CUT-OFF DATE    LOANS BY CUT-OFF
       LOAN-TO-VALUE RATIOS (%)                       LOANS           BALANCE        DATE BALANCE
     0.01%  to   40.00%
                                                      1,117    $40,167,226.95               8.44%
    40.01%  to   50.00%
                                                        470     17,810,551.31                3.74
    50.01%  to   60.00%
                                                        756     29,337,637.63                6.16
    60.01%  to   70.00%
                                                      1,239     47,472,937.80                9.97
    70.01%  to   80.00%
                                                      3,070    115,734,070.49               24.31
    80.01%  to   90.00%
                                                      4,473    146,449,951.81               30.77
    90.01%  to   100.00%                             2,279      79,012,802.51               16.60
                                                     ------     -------------               -----
                              TOTAL                  13,404   $475,985,178.50             100.00%


---------------------------------------------------------------------------------------------

The minimum and maximum combined  loan-to-value  ratios of the initial aggregate
HELs as of the cut-off date are approximately 3.57% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the initial aggregate
HELs as of the cut-off date is approximately 74.86%.





                           GEOGRAPHICAL DISTRIBUTIONS

                                                                                      PERCENTAGE OF
                                                   NUMBER OF                       INITIAL MORTGAGE
                                                     INITIAL       CUT-OFF DATE    LOANS BY CUT-OFF
LOCATION                                      MORTGAGE LOANS            BALANCE        DATE BALANCE

California                                             4,226    $168,128,594.00              35.32%

New York                                                 705      29,428,575.75                6.18

Florida                                                  922      29,345,437.71                6.17

Texas                                                    667      25,053,589.51                5.26

New Jersey                                               661      23,662,449.55                4.97

Pennsylvania                                             543      18,790,356.30                3.95

Michigan                                                 544      16,443,478.44                3.45

Virginia                                                 393      14,568,577.35                3.06

Arizona                                                  346      10,730,203.66                2.25

Illinois                                                 309       9,861,548.86                2.07
Other                                                 4,088      129,972,367.37               27.31
                                                      ------     --------------               -----
                              TOTAL                   13,404    $475,985,178.50             100.00%

"Other"   includes  states  and  the  District  of  Columbia  with  under  2.00%
concentrations individually.
---------------------------------------------------------------------------------------------



   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------


                             JUNIOR RATIOS(1)(2)(3)

                                                                                    PERCENTAGE OF
                                                  NUMBER OF                      INITIAL MORTGAGE
                                      INITIAL      MORTGAGE      CUT-OFF DATE    LOANS BY CUT-OFF
RANGE OF JUNIOR RATIOS (%)                            LOANS           BALANCE        DATE BALANCE
       0.000%  to   5.000%
                                                         75       $993,171.08               0.25%
       5.001%  to   10.000%
                                                      1,292     25,797,084.32                6.41
      10.001%  to   15.000%
                                                      2,939     77,565,336.52               19.29
      15.001%  to   20.000%
                                                      2,724     90,171,086.49               22.42
      20.001%  to   25.000%
                                                      1,660     66,228,063.79               16.47
      25.001%  to   30.000%
                                                      1,042     43,536,277.66               10.82
      30.001%  to   35.000%
                                                        646     30,007,133.71                7.46
      35.001%  to   40.000%
                                                        418     21,140,272.40                5.26
      40.001%  to   45.000%
                                                        278     14,813,459.54                3.68
      45.001%  to   50.000%
                                                        165      8,370,184.22                2.08
      50.001%  to   55.000%
                                                        121      5,973,229.12                1.49
      55.001%  to   60.000%
                                                         88      4,189,663.69                1.04
      60.001%  to   65.000%
                                                         62      4,315,451.40                1.07
      65.001%  to   70.000%
                                                         51      2,765,701.56                0.69
      70.001%  to   75.000%
                                                         36      2,179,302.98                0.54
      75.001%  to   80.000%
                                                         19      1,068,465.45                0.27
      80.001%  to   85.000%
                                                         21      1,244,148.08                0.31
      85.001%  to   90.000%
                                                         12        884,007.11                0.22
      90.001%  to   95.000%
                                                         14        765,960.58                0.19
      95.001%  to   100.000%                             4         183,232.32                0.05
                                                         --        ----------                ----
                              TOTAL
                                                     11,667   $402,191,232.02             100.00%

-------------------------------------------------------------------------------
(1) The junior ratio of a mortgage loan is the ratio (expressed as a percentage) of the outstanding balance of such mortgage loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such mortgage loan is underwritten.
(2) The weighted average junior ratio of the initial aggregate HELs secured by second liens as of the cut-off date is approximately 24.13%. (3) Includes only the initial aggregate HELs secured by second liens.


                                   LOAN RATES

                                                                                    PERCENTAGE OF
                                                                                 INITIAL MORTGAGE
                                          NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
RANGE OF LOAN RATES (%)                      MORTGAGE LOANS           BALANCE        DATE BALANCE
      4.001%  to  5.000%
                                                          6        $54,971.54               0.01%
      5.001%  to  6.000%
                                                         61      2,181,107.72                0.46
      6.001%  to  7.000%
                                                      3,511    135,978,560.74               28.57
      7.001%  to  8.000%
                                                      5,313    196,854,514.05               41.36
      8.001%  to  9.000%
                                                      2,342     75,690,667.65               15.90
      9.001%  to  10.000%
                                                        993     31,146,065.83                6.54
     10.001%  to  11.000%
                                                        671     19,611,003.83                4.12
     11.001%  to  12.000%
                                                        407     12,267,920.81                2.58
     12.001%  to  13.000%
                                                         99      2,186,003.58                0.46
     13.001%  to  14.000%                                1          14,362.75                0.00
                                                         --         ---------                ----
                              TOTAL                  13,404   $475,985,178.50             100.00%

The weighted average loan rate of the initial aggregate HELs as of the cut-off date is approximately 7.807%.



     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                     MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                    PERCENTAGE OF
                                                  NUMBER OF                      INITIAL MORTGAGE
                                                    INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
RANGE OF REMAINING TERM                      MORTGAGE LOANS           BALANCE        DATE BALANCE
         0  to   60
                                                        551    $13,689,620.47               2.88%
        61  to   120
                                                      3,391    101,383,146.64               21.30
       121  to   180
                                                      5,659    198,974,355.62               41.80
       181  to   240
                                                        390     15,619,477.75                3.28
       241  to   300                                 3,413     146,318,578.02               30.74
                                    -                ------    --------------               -----
                             TOTAL                   13,404   $475,985,178.50             100.00%

The weighted average months remaining to scheduled maturity as of the cut-off date is approximately 201 months.


                                  LIEN PRIORITY

                                                                                    PERCENTAGE OF
                                                  NUMBER OF                      INITIAL MORTGAGE
                                                    INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
LIEN POSITION                                MORTGAGE LOANS           BALANCE        DATE BALANCE
Second
                                                     11,667   $402,191,232.02              84.50%
First
                                                               -
                                                      1,737    73,793,946.48                15.50
                                                      -----    --------------               -----
                             TOTAL                   13,404   $475,985,178.50             100.00%



                              DEBT-TO-INCOME RATIOS

                                                                                      PERCENTAGE OF
                                                   NUMBER OF                       INITIAL MORTGAGE
                                                     INITIAL      CUT-OFF DATE     LOANS BY CUT-OFF
  RANGE OF DEBT-TO-INCOME RATIOS (%)          MORTGAGE LOANS           BALANCE         DATE BALANCE
      0.001% to10.000%
                                                          73     $2,553,725.79                0.54%
     10.001% to20.000%
                                                         681     23,925,650.38                 5.03
     20.001% to30.000%
                                                       2,297     78,779,578.91                16.55
     30.001% to40.000%
                                                       4,384    152,498,764.21                32.04
     40.001% to50.000%
                                                       5,183    188,348,336.16                39.57
     50.001% to60.000%
                                                         758     29,099,347.35                 6.11
     60.001% +                                           28         779,775.70                 0.16
                                                         ---        ----------                 ----
                               TOTAL                  13,404   $475,985,178.50              100.00%

Of the available debt-to-income ratios, the weighted average debt-to-income ratio of the initial aggregate HELs as of the cut-off date is approximately 37.55%.


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------



                               DOCUMENTATION TYPE

                                                                                    PERCENTAGE OF
                                                                                 INITIAL MORTGAGE
                                          NUMBER OF INITIAL      CUT-OFF DATE    LOANS BY CUT-OFF
DOCUMENTATION TYPE                           MORTGAGE LOANS           BALANCE        DATE BALANCE

Standard                                             12,928   $459,074,121.73              96.45%

Family First Direct                                     271      9,819,923.47                2.06

Super Express                                            52      1,598,234.15                0.34

Select                                                   34      1,455,422.02                0.31

GM Expanded Family                                       35      1,276,343.99                0.27

No Documentation                                         41      1,166,025.55                0.24

No Income Verification                                   17        716,579.29                0.15

Streamline                                               18        603,851.97                0.13
Express                                                  8         274,676.33                0.06
                                                         --        ----------                ----
                              TOTAL                  13,404   $475,985,178.50             100.00%

---------------------------------------------------------------------------------------------


                                 OCCUPANCY TYPES

                                                                                   PERCENTAGE OF
                                                 NUMBER OF                      INITIAL MORTGAGE
OCCUPANCY (AS INDICATED BY            INITIAL     MORTGAGE      CUT-OFF DATE    LOANS BY CUT-OFF
BORROWER) LOANS BALANCE DATE BALANCE
Owner Occupied
                                                    13,323   $473,319,381.96              99.44%
Second Home                                            81       2,665,796.54                0.56
                                                       ---      ------------                ----

                              TOTAL                 13,404   $475,985,178.50             100.00%

---------------------------------------------------------------------------------------------



                                  LOAN PURPOSE

                                                                                   PERCENTAGE OF
                                                 NUMBER OF                      INITIAL MORTGAGE
                                      INITIAL     MORTGAGE      CUT-OFF DATE    LOANS BY CUT-OFF
LOAN PURPOSE                                         LOANS           BALANCE        DATE BALANCE

Debt Consolidation                                   6,904   $252,657,251.14              53.08%

Cash Out                                             4,164    137,817,872.32               28.95

Rate & Term Refinance                                  735     28,358,653.67                5.96

Purchase                                               795     27,308,535.89                5.74

Home Improvement                                       526     19,997,764.21                4.20
Other                                                 280      9,845,101.27                 2.07
                                                      ----     -------------                ----

                              TOTAL                 13,404   $475,985,178.50             100.00%

----------------------------------------------------------------------------------------------


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL
                     CONTAINED IN THE PROSPECTUS SUPPLEMENT
----------------------------------------------------------------------------------------------



                                ORIGINATION YEAR

                                                                                   PERCENTAGE OF
                                                 NUMBER OF                      INITIAL MORTGAGE
                                      INITIAL     MORTGAGE      CUT-OFF DATE    LOANS BY CUT-OFF
ORIGINATION YEAR                                     LOANS           BALANCE        DATE BALANCE
2003
                                                     3,848   $139,052,737.00              29.21%
2002
                                                     9,554    336,896,490.43               70.78
2001
                                                         1         23,331.86               0.00*
2000                                                    1          12,619.21               0.00*
                                                        --         ---------               -----

                              TOTAL                 13,404   $475,985,178.50             100.00%

----------------------------------------------------------------------------------------------
* Less than 0.01% but greater than 0.001%.





                   CREDIT SCORES AS OF THE DATE OF ORIGINATION
                                                                                      PERCENTAGE OF
                                                   NUMBER OF                       INITIAL MORTGAGE
  RANGE OF CREDIT SCORES AS OF THE       INITIAL    MORTGAGE      CUT-OFF DATE     LOANS BY CUT-OFF
  DATE OF ORIGINATION OF THE LOANS                     LOANS           BALANCE         DATE BALANCE
    560 to  579
                                                           1        $14,915.80                0.00%
    580 to  599
                                                         391     11,536,970.46                 2.42
    600 to  619
                                                         542     15,725,827.02                 3.30
    620 to  639
                                                       1,072     34,424,703.05                 7.23
    640 to  659
                                                       1,529     52,811,464.86                11.10
    660 to  679
                                                       1,618     56,536,026.26                11.88
    680 to  699
                                                       1,532     55,273,751.78                11.61
    700 to  719
                                                       1,617     61,365,170.60                12.89
    720 to  739
                                                       1,567     58,363,140.31                12.26
    740 to  759
                                                       1,329     49,002,695.53                10.30
    760 to  779
                                                       1,191     43,360,509.54                 9.11
    780 to  799
                                                         808     29,825,188.99                 6.27
    800 to  819
                                                         179      6,587,872.15                 1.38
    820 to  839
                                                           6        323,802.95                 0.07
    880 to  899
                                                           8        351,889.00                 0.07
    n/a                                                  14         481,250.20                 0.10
                                                         ---        ----------                 ----
                                 TOTAL                13,404   $475,985,178.50              100.00%

Of the available credit scores, the weighted average credit score of the borrower of the initial aggregate HELs as of the cut-off date is approximately 702.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                               SENSITIVITY TABLES





CLASS A-1 (TO CALL)
--------------------------------------------------------------------------------------
% OF PRICING PREPAYMENT ASSUMPTION   0%      50%       75%     100%     125%     150%
--------------------------------------------------------------------------------------
                                                           ------------------
Average Life (years)               6.12     1.75      1.26     1.00     0.83     0.72
MODIFIED DURATION (YEARS)          5.75     1.71      1.24     0.98     0.82     0.71
FIRST PRINCIPAL PAYMENT        04/25/20004/25/20004/25/200304/25/20004/25/20004/25/2003
LAST PRINCIPAL PAYMENT         10/25/20103/25/20011/25/200503/25/20011/25/20007/25/2004
PRINCIPAL LOCKOUT (MONTHS)            0        0         0        0        0        0
PRINCIPAL WINDOW (MONTHS)           151       48        32       24       20       16
ILLUSTRATIVE YIELD @ PAR (ACT/360)1.39%    1.40%     1.40%    1.40%    1.40%    1.40%
--------------------------------------------------------------------------------------

CLASS A-2 (TO CALL)
--------------------------------------------------------------------------------------
% OF PRICING PREPAYMENT ASSUMPTION   0%      50%       75%     100%     125%     150%
--------------------------------------------------------------------------------------
                                                           ------------------
Average Life (years)              16.33     6.36      4.18     3.00     2.29     1.84
MODIFIED DURATION (YEARS)         13.06     5.75      3.90     2.85     2.19     1.78
FIRST PRINCIPAL PAYMENT        10/25/20103/25/20011/25/200503/25/20011/25/20007/25/2004
LAST PRINCIPAL PAYMENT         01/25/20210/25/20111/25/200910/25/20007/25/20009/25/2005
PRINCIPAL LOCKOUT (MONTHS)          150       47        31       23       19       15
PRINCIPAL WINDOW (MONTHS)           100       68        49       32       21       15
ILLUSTRATIVE YIELD @ PAR (30/360) 2.63%    2.61%     2.60%    2.58%    2.56%    2.55%
--------------------------------------------------------------------------------------

CLASS A-3 (TO CALL)
--------------------------------------------------------------------------------------
% OF PRICING PREPAYMENT ASSUMPTION   0%      50%       75%     100%     125%     150%
--------------------------------------------------------------------------------------
                                                           ------------------
Average Life (years)              20.83     9.58      7.09     5.00     3.62     2.72
MODIFIED DURATION (YEARS)         14.29     7.94      6.14     4.49     3.34     2.54
FIRST PRINCIPAL PAYMENT        01/25/20210/25/20111/25/200910/25/20007/25/20009/25/2005
LAST PRINCIPAL PAYMENT         01/25/20210/25/20105/25/201009/25/20002/25/20002/25/2006
PRINCIPAL LOCKOUT (MONTHS)          249      114        79       54       39       29
PRINCIPAL WINDOW (MONTHS)             1        1         7       12        8        6
ILLUSTRATIVE YIELD @ PAR (30/360) 3.71%    3.70%     3.69%    3.67%    3.65%    3.63%
--------------------------------------------------------------------------------------

CLASS A-4 (TO CALL)
--------------------------------------------------------------------------------------
% OF PRICING PREPAYMENT ASSUMPTION   0%      50%       75%     100%     125%     150%
--------------------------------------------------------------------------------------
                                                           ------------------
Average Life (years)              20.83     9.58      7.16     5.50     4.25     3.15
MODIFIED DURATION (YEARS)         13.51     7.71      6.05     4.80     3.81     2.89
FIRST PRINCIPAL PAYMENT        01/25/20210/25/20105/25/201009/25/20002/25/20002/25/2006
LAST PRINCIPAL PAYMENT         01/25/20210/25/20105/25/201009/25/20007/25/20008/25/2006
PRINCIPAL LOCKOUT (MONTHS)          249      114        85       65       46       34
PRINCIPAL WINDOW (MONTHS)             1        1         1        1        6        7
ILLUSTRATIVE YIELD @ PAR (30/360) 4.32%    4.30%     4.29%    4.28%    4.26%    4.24%
--------------------------------------------------------------------------------------

CLASS A-5 (TO CALL)
--------------------------------------------------------------------------------------
% OF PRICING PREPAYMENT ASSUMPTION   0%      50%       75%     100%     125%     150%
--------------------------------------------------------------------------------------
                                                           ------------------
Average Life (years)               8.95     6.73      5.97     5.00     4.15     3.39
MODIFIED DURATION (YEARS)          7.45     5.85      5.27     4.50     3.79     3.15
FIRST PRINCIPAL PAYMENT        04/25/20004/25/20004/25/200604/25/20004/25/20004/25/2006
LAST PRINCIPAL PAYMENT         01/25/20210/25/20105/25/201009/25/20007/25/20008/25/2006
PRINCIPAL LOCKOUT (MONTHS)           36       36        36       36       36       36
PRINCIPAL WINDOW (MONTHS)           214       79        50       30       16        5
ILLUSTRATIVE YIELD @ PAR (30/360) 3.56%    3.56%     3.55%    3.54%    3.53%    3.52%
--------------------------------------------------------------------------------------

CLASS A-IO (TO CALL)
--------------------------------------------------------------------------------------
% CPR                               58%      59%       60%      61%      62%      63%
--------------------------------------------------------------------------------------
                                                           ---------
Modified Duration (years)          1.11     1.11      1.10     1.10     1.09     1.08
ILLUSTRATIVE YIELD                3.75%    3.75%     1.62%    1.62%   -0.64%   -3.06%
--------------------------------------------------------------------------------------


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                               SENSITIVITY TABLES



CLASS A-1 (TO MATURITY)
---------------------------------------------------------------------------------
% OF PRICING PREPAYMENT ASSUMPTION 0%     50%      75%     100%     125%    150%
---------------------------------------------------------------------------------
                                                       ------------------
Average Life (years)             6.12    1.75     1.26     1.00     0.83    0.72
MODIFIED DURATION (YEARS)        5.75    1.71     1.24     0.98     0.82    0.71
FIRST PRINCIPAL PAYMENT      04/25/20004/25/2004/25/20004/25/20004/25/20004/25/2003
LAST PRINCIPAL PAYMENT       10/25/20103/25/2011/25/20003/25/20011/25/20007/25/2004
PRINCIPAL LOCKOUT (MONTHS)          0       0        0        0        0       0
PRINCIPAL WINDOW (MONTHS)         151      48       32       24       20      16
ILLUSTRATIVE YIELD @ PAR (ACT/361.39%   1.40%    1.40%    1.40%    1.40%   1.40%
---------------------------------------------------------------------------------
                                              ---------

CLASS A-2 (TO MATURITY)
---------------------------------------------------------------------------------
% OF PRICING PREPAYMENT ASSUMPTION 0%     50%      75%     100%     125%    150%
---------------------------------------------------------------------------------
                                                                ---------
Average Life (years)            16.40    6.40     4.18     3.00     2.29    1.84
MODIFIED DURATION (YEARS)       13.10    5.79     3.90     2.85     2.19    1.78
FIRST PRINCIPAL PAYMENT      10/25/20103/25/2011/25/20003/25/20011/25/20007/25/2004
LAST PRINCIPAL PAYMENT       04/25/20211/25/2011/25/20010/25/20007/25/20009/25/2005
PRINCIPAL LOCKOUT (MONTHS)        150      47       31       23       19      15
PRINCIPAL WINDOW (MONTHS)         115      81       49       32       21      15
ILLUSTRATIVE YIELD @ PAR (30/3602.63%   2.61%    2.60%    2.58%    2.56%   2.55%
---------------------------------------------------------------------------------

CLASS A-3 (TO MATURITY)
---------------------------------------------------------------------------------
% OF PRICING PREPAYMENT ASSUMPTION 0%     50%      75%     100%     125%    150%
---------------------------------------------------------------------------------
                                                                ---------
Average Life (years)            22.74   11.70     8.18     5.00     3.62    2.72
MODIFIED DURATION (YEARS)       15.13    9.34     6.93     4.49     3.34    2.54
FIRST PRINCIPAL PAYMENT      04/25/20211/25/2011/25/20010/25/20007/25/20009/25/2005
LAST PRINCIPAL PAYMENT       08/25/20201/25/2009/25/20110/25/20002/25/20002/25/2006
PRINCIPAL LOCKOUT (MONTHS)        264     127       79       54       39      29
PRINCIPAL WINDOW (MONTHS)          17      27       35       13        8       6
ILLUSTRATIVE YIELD @ PAR (30/3603.71%   3.70%    3.69%    3.67%    3.65%   3.63%
---------------------------------------------------------------------------------

CLASS A-4 (TO MATURITY)
---------------------------------------------------------------------------------
% OF PRICING PREPAYMENT ASSUMPTION 0%     50%      75%     100%     125%    150%
---------------------------------------------------------------------------------
                                                                ---------
Average Life (years)            24.06   14.98    11.48     7.93     4.45    3.16
MODIFIED DURATION (YEARS)       14.74   10.78     8.84     6.52     3.97    2.90
FIRST PRINCIPAL PAYMENT      08/25/20201/25/2009/25/20110/25/20002/25/20002/25/2006
LAST PRINCIPAL PAYMENT       11/25/20211/25/2012/25/20103/25/20105/25/20010/25/2006
PRINCIPAL LOCKOUT (MONTHS)        280     153      113       66       46      34
PRINCIPAL WINDOW (MONTHS)          16      83       64       78       16       9
ILLUSTRATIVE YIELD @ PAR (30/3604.36%   4.46%    4.47%    4.43%    4.29%   4.24%
---------------------------------------------------------------------------------

CLASS A-5 (TO MATURITY)
---------------------------------------------------------------------------------
% OF PRICING PREPAYMENT ASSUMPTION 0%     50%      75%     100%     125%    150%
---------------------------------------------------------------------------------
                                                                ---------
Average Life (years)             8.95    6.79     6.27     5.90     5.50    4.59
MODIFIED DURATION (YEARS)        7.45    5.89     5.49     5.20     4.88    4.14
FIRST PRINCIPAL PAYMENT      04/25/20004/25/2004/25/20004/25/20004/25/20004/25/2006
LAST PRINCIPAL PAYMENT       09/25/20208/25/2010/25/20112/25/20110/25/20101/25/2011
PRINCIPAL LOCKOUT (MONTHS)         36      36       36       36       36      36
PRINCIPAL WINDOW (MONTHS)         258     197      139      105       79      58
ILLUSTRATIVE YIELD @ PAR (30/3603.56%   3.56%    3.57%    3.62%    3.66%   3.66%
---------------------------------------------------------------------------------





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